STRATEGIC GROUP VARIABLE UNIVERSAL LIFE®
Supplement dated December 8, 2000
to the prospectus dated May 1, 2000

On December 8, 2000, Massachusetts Mutual Life Insurance Company substituted:

1	.	Shares of Oppenheimer Multiple Strategies Fund/VA for shares of Panorama LifeSpan Balanced
Portfolio which were held in the Panorama LifeSpan Balanced Division;
2	.	Shares of Oppenheimer Main Street® Growth & Income Fund/VA for shares of Panorama LifeSpan
Capital Appreciation Portfolio which were held in the Panorama LifeSpan Capital Appreciation
Division; and
3	.	Shares of Oppenheimer Multiple Strategies Fund/VA for shares of Panorama LifeSpan Diversified
Income Portfolio which were held in the Panorama LifeSpan Diversified Income Division.

As a result of this substitution, Panorama LifeSpan Balanced Portfolio, Panorama LifeSpan Capital Appreciation Portfolio, and Panorama LifeSpan Diversified Income Portfolio no longer serve as investment choices under your Strategic Group Variable Universal Life® certificate. Your Strategic Group Variable Universal Life® investment choices now consist of a Guaranteed Principal Account option as well as twenty-three funds offered through our separate account, Massachusetts Mutual Variable Life Separate Account I. Please disregard any reference to the Panorama LifeSpan Balanced Portfolio, Panorama LifeSpan Capital Appreciation Portfolio, and Panorama LifeSpan Diversified Income Portfolio contained in the May 1, 2000 Strategic Group Variable Universal Life® prospectus.

The May 1, 2000 prospectuses for the Oppenheimer Multiple Strategies Fund/VA and the Oppenheimer Main Street Growth® & Income Fund/VA are included with the May 1, 2000 Strategic Group Variable Universal Life® prospectus. Please read the prospectuses for these funds carefully before investing.

December 8, 2000